UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2020

AVERY DENNISON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Avery Dennison Corporation’s (the “Company’s”) press release, dated July 27, 2020, regarding the Company’s preliminary, unaudited financial results for the second quarter of 2020 and providing an update on the impact of the COVID-19 pandemic on the Company, is attached hereto as Exhibit 99.1 and is being furnished (not filed) with this Form 8-K.

The Company’s supplemental presentation materials, dated July 27, 2020, regarding the Company’s preliminary, unaudited financial review and analysis for the second quarter of 2020 and providing an update on the impact of the COVID-19 pandemic on the Company, is attached hereto as Exhibit 99.2 and is being furnished (not filed) with this Form 8-K. The press release and presentation materials are also available on the Company's website at www.investors.averydennison.com.

The Company will discuss its preliminary, unaudited financial results during a webcast and teleconference to be held on July 27, 2020, at 1:00 p.m. ET. To access the webcast and teleconference, please go to the Company’s website at www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated July 27, 2020, regarding the Company’s preliminary, unaudited second quarter 2020 financial results.

99.2	Supplemental presentation materials, dated July 27, 2020, regarding the Company’s preliminary, unaudited financial review and analysis for second quarter 2020.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report on Form 8-K and in Exhibits 99.1 and 99.2 are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. The Company believes that the most significant risk factors that could affect its financial performance in the near-term include: (1) the impacts to the Company’s business from global economic conditions, political uncertainty, and changes in governmental regulations, including as a result of the coronavirus/COVID-19 pandemic; (2) competitors' actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; and (4) the execution and integration of acquisitions.

Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: the coronavirus/COVID-19 pandemic; fluctuations in demand affecting sales to customers; worldwide and local economic and market conditions; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets; changes in our markets due to competitive conditions, technological developments, laws and regulations, and customer preferences; fluctuations in the cost and availability of raw materials and energy; changes in governmental laws and regulations; the impact of competitive products and pricing; the financial condition and inventory strategies of customers; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; execution and integration of acquisitions; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; amounts of future dividends and share repurchases; customer and supplier concentrations or consolidations; fluctuations in interest and tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; the realization of deferred tax assets; fluctuations in interest rates; compliance with our debt covenants; fluctuations in pension, insurance, and employee benefit costs; goodwill impairment; the impact of legal and regulatory proceedings, including with respect to environmental, health and safety, anti-corruption and trade compliance; protection and infringement of intellectual property; the impact of epidemiological events on the economy and our customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.

For a more detailed discussion of the more significant of these factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s 2019 Form 10-K, filed with the Securities and Exchange Commission on February 26, 2020, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 27, 2020, regarding the Company’s preliminary, unaudited second quarter 2020 financial results.

99.2	Supplemental presentation materials, dated July 27, 2020, regarding the Company’s preliminary, unaudited financial review and analysis for second quarter 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: July 27, 2020	By:	/s/ Gregory S. Lovins
		Name:	Gregory S. Lovins
		Title:	Senior Vice President and Chief Financial Officer